Exhibit 99.1

Q2 Earnings Exceed Guidance... $11.4 Million Record Quarterly Revenue... Up 27% Year-over-Year... Commercial Segment Grows 40%... EBITDA* = $411k... EBITDANCE** = $778k...

Second Quarter 2006 Report on Form 10-Q Filed

NEW YORK--(BUSINESS WIRE)--August 15, 2006-- Zanett Inc. (NASDAQ: ZANE - News) a leading information technology (IT) consulting firm serving Fortune 500 corporations, mid-market companies, and classified government agencies involved in Homeland Defense and Homeland Security, recently filed its second quarter 2006 report on Form 10-Q for the quarter ended June 30, 2006 with the Securities and Exchange Commission. The Company reported $11.4 million in revenue versus $8.9 million in the prior year Q2 revenue. Total GAAP earnings amounted to a loss of $250k for Q2. EBITDA* earnings were positive and totaled $411k. EBITDANCE** earnings were also positive and totaled $778k.

EBITDANCE** = EBITDA* + SBC (the expense related to Stock Based Compensation, a non-cash item)

Q2 HIGHLIGHTS

* Increased client demand
* Highest revenues in Zanett history and EBITDA* profit
* Core services business continued to experience strong organic growth
REVENUES

Revenues increased over 27% from the same period a year earlier. More impressively, revenues from the Commercial Division grew at a record 40% from Q2 2005.

GAAP Earnings Q2

For the quarter, total GAAP earnings amounted to a loss of $250k. During Q2, Zanett incurred total non-cash charges totaling over $509k, primarily relating to non-cash Stock Based Compensation (SBC) charges for employee stock options in the amount of $367k, and depreciation & amortization in the amount of $142k. GAAP earnings with non-cash charges added back totaled $259k of profit.

EBITDANCE** (Earnings Before Interest, Taxes, Depreciation, Amortisation & Non-Cash Expenses)

For the quarter, EBITDANCE profit from continuing operations was $778k. Zanett management tracks this number also as a performance metric.

EBITDANCE = EBITDA + SBC (the expense related to Stock Based Compensation, a non-cash item)

Pronounced (ebit dance), Zanett believes that this measure gives Zanett management a pure picture of the cash generated by operations of the Company by eliminating all non-cash issues which Zanett management believes are not related to the actual operating part of the business.

*EBITDA (Earnings Before Interest, Taxes, Depreciation, Amortisation) is a non-GAAP performance measure and is not intended to be a performance measure that should be regarded as an alternative to nor more meaningful than GAAP earnings. EBITDA measures presented may not be comparable to similarly titled measures presented by other companies. EBITDA is defined as GAAP net income plus all cash and non-cash interest expense, plus all cash and non-cash tax expense, plus all cash and non-cash depreciation expenses, plus all cash and non-cash amortization expenses.

**EBITDANCE (Earnings Before Interest, Taxes, Depreciation, Amortisation & Non-Cash Expenses) is a non-GAAP performance measure and is not intended to be a performance measure that should be regarded as an alternative to nor more meaningful than GAAP earnings. EBITDANCE measures presented may not be comparable to similarly titled measures presented by other companies. EBITDANCE is defined as GAAP net income plus all cash and non-cash interest expense, plus all cash and non-cash tax expense, plus all cash and non-cash depreciation expenses, plus all cash and non-cash amortization expenses, plus any and all other non-cash expense incurred at the Company, (ie warrants, options, stock bonuses, etc).

IT SERVICE SECTOR MARGINS INCREASING

Zanett is experiencing increases in IT Service gross margins, as is Zanett's IT peer group, led by Austin-based Perficient, Inc (NASDAQ : PRFT).

ABOUT ZANETT (www.zanett.com)

Zanett is an information technology ("IT") company that provides customized, mission-critical IT solutions to Fortune 500 corporations, mid-market companies, and classified government agencies involved in Homeland
Defense and Homeland Security. The Company operates in two segments:
Government Solutions and Commercial Solutions.

The Government Solutions segment specializes in providing advanced software and satellite engineering services with domain area expertise in the realm of classified geospatial data exploitation and representation as well as IT infrastructure related to Homeland Defense and Homeland Security.

The Commercial Solutions segment provides Management Consulting services and delivers custom business solutions that integrate and implement Oracle's full suite of product offerings - Oracle, JD Edwards, PeopleSoft, Seibel, together with associated Oracle Fusion technologies. A wide range of delivery expertise is provided to clients, including Managed Services, Business Intelligence, Web and Portal Development, and Middleware Technologies.

Zanett also provides full infrastructure and application hosting, utilizing both local resources and international resources, remote and onsite DBA support, all on a 24x7 basis.

Zanett currently employees over 210 people nationwide and is headquartered in New York City, with offices in Boston, Cincinnati, Detroit, Indianapolis, Jacksonville, Philippines, and Denver. Founded in 2000, Zanett is listed on the NASDAQ Capital Market under the symbol ZANE.

DISCLAIMER AND FORWARD-LOOKING STATEMENT

(PLEASE READ THE FOLLOWING 3 PARAGRAPHS CAREFULLY)

Certain statements in this news release regarding projected results of operations or, projected results of financial plans or future strategies and initiatives, including, but not limited to, projections of revenue, projections of profitability, any and all future expectation, and plans for future activities may and should be regarded as "forward-looking statements" within the meaning of the Securities Litigation Reform Act. These statements involve, among other things, known and unknown risks, uncertainties and other factors that may cause Zanett, Inc.'s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Zanett currently is considering, but in reality may or may not in the future implement any or all of the items and issues listed in any planned budget or strategic initiative, due to, among other things, known and unknown risks, uncertainties and other factors.

Circumstances do change, and if and when the landscape changes, Zanett shall endeavor to remain as flexible as possible, and adjust its strategy accordingly. Zanett, Inc. undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, change in strategy, or otherwise. The abovementioned listing of risks and uncertainties is not inclusive.
For a more detailed discussion of some, but not all, of the risks and uncertainties that may affect Zanett, Inc., see Zanett, Inc.'s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-KSB, as amended, for the year ended December 31, 2006 and its Quarterly Report on Form 10-QSB for the quarters ended June 30 2006,
March 31 2005, and September 31, 2005.

Neither Zanett, Inc. nor Zanett Oracle Solutions is a part of, a division of, nor a subsidiary of, nor in any other manner connected with, Oracle Corporation, and no implication is made what-so-ever to suggest as such.

Use of Non-GAAP Financial Information

To supplement our unaudited consolidated financial statements presented in accordance with generally accepted accounting principles ("GAAP"), Zanett uses non-GAAP measures, such as EBITDANCE, which are adjusted from results based on GAAP to exclude certain expenses. Zanett believes these non-GAAP financial measures are important representations of a company's financial performance and uses such non-GAAP information internally to evaluate and manage its operations. Management has provided information regarding EBITDANCE to assist investors in analyzing Zanett's financial position and results of operations. These non-GAAP measures are provided to enhance the users' overall understanding of our financial performance, but are not intended to be regarded as an alternative to or more meaningful than GAAP measures. These non-GAAP measures presented may not be comparable to similarly titled measures presented by other companies. A reconciliation of EBITDANCE to GAAP income from operations and GAAP net income is included in the unaudited consolidated statements of operations attached to this release.

                                       Zanett, Inc.
                      Condensed Consolidated Statements of Operations
                                       (Unaudited)

                                  Three Months               Six Months
                                 Ended June 30,            Ended June 30,
                                ----------------          ---------------
                               2006          2005        2006         2005
                           ------------  -----------  -----------  -----------
Revenues:                  $11,397,221  $ 8,932,114  $22,072,225  $16,464,812
                           ------------  -----------  -----------  -----------
Operating expenses:
  Costs of revenues          7,723,817    6,318,070   15,165,880   11,561,755
  Selling and marketing      1,199,880      851,446    2,226,870    1,582,401
  General and administrative
  (including non-cash
   compensation and consulting
   expense of $366,879,
   $200,348,$722,338 and
   $435,850)                 2,213,925    2,215,628    4,406,725    4,271,473
                            -----------  -----------  -----------  -----------
Total operating expenses    11,137,622    9,385,144   21,799,475   17,415,629
                            -----------  -----------  -----------  -----------
Operating income/(loss)        259,599     (453,030)     272,750     (950,817)
                            -----------  -----------  -----------  -----------

Other income/(expense):
  Interest income                    -       23,156        1,935       45,918
  Interest expense            (456,848)    (345,448)    (911,682)    (582,136)
  Other, net                    10,569        3,999       17,736       16,544
                            -----------  -----------  -----------  -----------
Total other expense           (446,279)    (318,293)    (892,011)    (519,674)
                            -----------  -----------  -----------  -----------
Loss from continuing
  operations before
  income taxes                (186,680)    (771,323)    (619,261)  (1,470,491)

Income tax provision           (63,310)     (88,198)     (75,808)    (107,468)
                            -----------  -----------  -----------  -----------
Loss from continuing
  operations after taxes      (249,990)    (859,521)    (695,069)  (1,577,959)
                            -----------  -----------  -----------  -----------
Loss from discontinued
  operations, net of taxes           -      (22,006)     (69,098)    (102,819)

Loss on sale of discontinued
  operations                         -            -      (56,299)           -
                            -----------  -----------  -----------  -----------

Net loss                   $  (249,990)  $ (881,527)  $ (820,466) $(1,680,778)
                            -----------  -----------  -----------  -----------

Basic and Diluted loss
  per share:

  Continuing operations    $     (0.01)  $    (0.03)  $    (0.03) $     (0.06)
                            ===========  ===========  ===========  ===========
  Discontinued operations  $     (0.00)  $    (0.00)  $    (0.00) $     (0.00)
                            ===========  ===========  ===========  ===========

Net loss per common share
  to common shareholders
  (basic and diluted)      $     (0.01)  $    (0.03)  $    (0.03) $     (0.06)
                            ===========  ===========  ===========  ===========
Weighted average shares
  outstanding (basic and
  diluted)                  28,695,924   29,051,784   29,247,447   28,966,106
                            ===========  ===========  ===========  ===========





                                       Zanett, Inc.
                      Condensed Consolidated Statements of Cash Flows
                                       (Unaudited)

                                                     Six Months Ended June 30,
                                                     -------------------------
                                                         2006         2005
                                                     -----------  ------------
Cash flows from operating activities:
Net loss                                             $ (820,466)  $(1,680,778)
Adjustments to reconcile net loss to net cash
                provided by/(used in)
                operating activities:
          Depreciation and amortization                 264,705       267,316
          Stock based compensation and services         722,338       435,850
          Accretion of interest on deferred
                 consideration                           25,582             -
          Deferred income taxes                         (27,235)            -
          Deferred rent expense                               -       104,466
          Non-cash interest expense related to
                 acquisitions                                 -        31,603
          Changes in (net of acquisition):
               Accounts receivable                     (253,492)   (2,002,414)
               Unbilled revenue                        (884,699)       79,723
               Interest receivable                            -       (41,192)
               Prepaid expenses and other current
                 assets                                (243,234)       84,430
               Other assets                              (1,809)       24,144
               Accrued expenses                       1,184,133       411,988
               Accounts payable                        (399,623)      144,019
               Other current liabilities                473,906      (388,341)
               Income taxes payable                      96,139       (62,053)
               Deferred revenue                         163,747       174,442
                                                     -----------   -----------
Net cash provided by/(used in) operating activities     299,992    (2,416,797)
                                                     -----------   -----------
Cash flows from investing activities:
     Cash paid for acquisitions, net of cash acquired (375,000) (1,784,376) Cash paid as contingent consideration related
       to acquisitions                                 (344,001)     (400,000)
     Additions to property and equipment               (168,461)     (194,796)
                                                     -----------   -----------
     Cash flows used in investing activities           (887,462)   (2,379,172)
                                                     -----------   -----------
Cash flows from financing activities:
     Issuance of notes payable to related party       1,000,000             -
     Issuance of notes payable                          250,000             -
     Repayment of short term borrowings                (850,662)            -
     Payments for debt issuance costs                   (59,244)     (403,733)
     Redemptions of unsecured notes                           -      (200,000)
     Proceeds from issuance of unsecured notes                -     1,731,775
     Proceeds from short term borrowings                      -     2,422,000
     Purchase of treasury stock                               -       (51,383)
     Capital lease payments                             (17,952)            -
                                                     -----------   -----------
     Cash flows provided by financing activities        322,142     3,498,659
                                                     -----------   -----------
Net decrease in cash and cash equivalents              (265,328)   (1,297,310)
Cash and cash equivalents, beginning of period          588,259     1,877,040
                                                     -----------   -----------
Cash and cash equivalents, end of period             $  322,931    $  579,730
                                                     ===========   ===========

Supplemental cash flow information:
Income taxes paid                                    $        -    $   34,362
                                                     ===========   ===========
Interest paid                                        $  586,926    $  583,846
                                                     ===========   ===========

Non-cash financing activity:
Shares issued for contingent consideration           $   395,618   $  398,907
                                                     -----------   -----------

Shares issued for acquisition                        $   390,000   $  569,278
                                                     -----------   -----------


Reconciliation of cash at beginning of period:
       Cash                                                        $  547,413
       Cash held for sale                                              40,846
                                                                   -----------
       Total                                                       $  588,259
                                                                   ===========
                                                                   ===========


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Contact:
BPC Financial Marketing
John Baldissera
800-368-1217

Source: Zanett, Inc.